SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  July 18, 2003

                      Riverview Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-22957	91-1838969
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number (including area code) (360) 693-6650

  Not Applicable
(Former name or former address, if changed since last report)

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Item 5.   Other Events

       As reported by Riverview Bancorp, Inc. ("Riverview") on its Current Report on Form 8-K dated July 18, 2003 and filed with the Securities and Exchange Commission on July 28, 2003, Riverview and its wholly-owned subsidiary, Riverview Community Bank consummated the previously announced acquisition of Today's Bancorp, Inc. ("Today's Bancorp") and its wholly-owned subsidiary, Today's Bank, pursuant to the Agreement and Plan of Merger, dated as of February 5, 2003, by and between Riverview and Today's Bancorp (the "Merger Agreement").

       The merger was completed through the merger of Today's Bancorp with and into Riverview with Riverview being the surviving corporation in the merger. Pursuant to the terms of the Merger Agreement, Today's Bancorp shareholders who elected to receive Riverview stock received 430,733 shares of Riverview common stock and Today's Bancorp shareholders who elected to receive cash received $13.6361 in cash for each share of Today's Bancorp common stock. Today's Bancorp shareholders who did not submit properly completed election forms within the required time frame received $13.6361 in cash for each share of Today's Bancorp stock. Riverview issued a total of approximately 430,733 shares and paid a total of approximately $9.5 million in cash to the former Today's Bancorp shareholders. Riverview issued the stock consideration out of its authorized but unissued shares and received dividends from Riverview Community Bank to pay the cash consideration.

       This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated July 18, 2003 to include Item 7(a) Financial Statements and Item 7(b) Pro Forma Financial Information.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

       (a)       Financial Statements of Businesses Acquired.

       The historical consolidated financial statements of Today's Bancorp, including its consolidated balance sheets as of December 31, 2002 and 2001, and the related consolidated statements of operations and comprehensive income (loss), changes in stockholders' equity and cash flows for each of the years then ended, which are included in Riverview's Registration Statement on Form S-4 (File No. 333-104538), are incorporated herein by reference.

       (b)       Pro Forma Financial Information.

       The unaudited pro forma condensed combined financial statements set forth below reflect consummation of the merger between Riverview and Today's Bancorp as if the merger had been consummated on June 30, 2003. The unaudited pro forma condensed combined statements of income for Riverview for the three months ended June 30, 2003 and 2002 and for Today's Bancorp for the three months ended March 31, 2003 and 2002 were prepared as if the merger had been consummated on April 1, 2002.

       The unaudited pro forma condensed combined financial statements and notes thereto reflect the application of the purchase method of accounting. Under the purchase method of accounting, the assets and liabilities of Today's Bancorp are recorded on the books of Riverview at their fair value as of the effective time of the merger. The difference between the cost of Today's Bancorp and the fair value of its identifiable assets, less the fair value of its liabilities, will be recorded as goodwill. The unaudited pro forma condensed combined financial statements included herein are not necessarily indicative of the future results of operations or the future financial position of the combined entities or the results of operations and financial position of the combined entities that would have actually occurred had the transactions been in effect as of the dates or for the periods presented. Such information does not include any pro forma adjustments relating to any future revenue enhancements and reductions in expenses that may be realized.

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RIVERVIEW BANCORP, INC.
TODAY'S BANCORP, INC.
Unaudited Pro Forma Condensed Combined Balance Sheet
(In thousands, except share data)

	6/30/2003	3/31/2003
	Riverview	Today's	Pro Forma		Combined
	Bancorp, Inc.	Bancorp, Inc.	Adjustments		Entities
ASSETS

Cash including interest-earning accounts	$ 88,939	$ 12,638	$ (9,507)	(2)	$ 92,070
	-	-	(351)	(2)	(351)
Loans held for sale	1,308	-	-		1,308
Investment securities held to maturity, at amortized cost	-	-	-		-
Investment securities available for sale, at fair value	19,745	13,833	-		33,578
Mortgage-backed securities held to maturity, at amortized cost	3,087	-	-		3,087
Mortgage-backed securities available for sale, at fair value	10,109	665	-		10,774
Loans receivable (net of allowance for loan losses)	296,451	88,129	922	(3)	385,502
Real estate owned	445	328	-		773
Prepaid expenses and other assets	1,033	289	-		1,322
Accrued interest receivable	1,418	714	-		2,132
Federal Home Loan Bank stock, at cost	5,706	159	-		5,865
Premises and equipment, net	9,497	1,273	(101)	(3)	10,669
Deferred income taxes, net	1,607	1,264	(200)	(3)	2,671
Mortgage servicing rights, net	481	-	-		481
Core deposit intangible, net	287	-	820	(3)	1,107
Goodwill	-	-	7,805	(4)	7,805
TOTAL ASSETS	$ 440,113	$ 119,292	$ (612)		$ 558,793

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
Deposit accounts	$ 340,036	$ 110,195	$ 1,015	(3)	$ 451,246
Accrued expenses and other liabilities	4,853	360	-		5,213
Advance payment by borrowers for taxes and insurance	60	-	-		60
Federal Home Loan Bank advances	40,000	-	-		40,000
Total liabilities	384,949	110,555	1,015		496,519

SHAREHOLDERS' EQUITY:
Serial preferred stock	-	-	-		-
Common stock	46	11,362	(11,358)	(5)	50
Additional paid-in capital	33,777	-	7,106	(2)	40,883
Retained earnings	23,275	(2,661)	2,661	(5)	23,275
Unearned shares issued to employee stock ownership trust	(1,753)	-	-		(1,753)
Unearned common stock held by the MRDP at grant cost:	(7)	-	-		(7)
Accumulated other comprehensive income (loss)	(174)	36	(36)	(5)	(174)
Total shareholders' equity	55,164	8,737	(1,627)		62,274
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$ 440,113	$ 119,292	$ (612)		$ 558,793

See notes to the unaudited pro forma condensed combined financial statements.

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RIVERVIEW BANCORP, INC.
TODAY'S BANCORP, INC.
Unaudited Pro Forma Condensed Combined Statements of Income
(In thousands, except share data)

	Three Months Ended
	06/30/03	03/31/03
	Riverview	Today's	Pro Forma		Combined
	Bancorp, Inc.	Bancorp, Inc.	Adjustments		Entities
INTEREST INCOME
Interest and fees on loans receivable	$ 5,669	$ 1,689	$ (77)	(6)	$ 7,281
Interest on investment securities	67	87	-		154
Interest on mortgage-backed securities	181	-	-		181
Other interest and dividends	214	35	(20)	(6)	229
Total interest income	6,131	1,811	(97)		7,845

INTEREST EXPENSE
Interest on deposits	1,009	850	(74)	(6)	1,785
Interest on borrowings	495	5	-		500
Total interest expense	1,504	855	(74)		2,285
Net interest income	4,627	956	(23)		5,560
Less provision for loan losses	70	-	-		70
Net interest income after
provision for loan losses	4,557	956	(23)		5,490

NON-INTEREST INCOME
Fees and service charges	1,173	63	-		1,236
Asset management fees	223	-	-		223
Gain on sale of loans held for sale	304	-	-		304
Gain on sale of securities	-	22	-		22
Gain on sale of other real estate owned	3	-	-		3
Loan servicing expense	(108)	-	-		(108)
Other	21	7	-		28
Total non-interest income	1,616	92	-		1,708

NON-INTEREST EXPENSE
Salaries and employee benefits	2,249	384	-		2,633
Occupancy and depreciation	586	171	-		757
Data processing	204	40	-		244
Amortization of core deposit intangible	82	-	33	(9)	115
Marketing expense	269	13	-		282
FDIC insurance premium	12	15	-		27
State and local taxes	94	28	-		122
Telecommunications	48	29	-		77
Professional fees	89	153	-		242
Other	302	132	-		434
Total non-interest expense	3,935	965	33		4,933

INCOME BEFORE FEDERAL INCOME TAXES	2,238	83	(56)		2,265

PROVISION FOR FEDERAL INCOME TAXES	738	57	(18)	(7)	777

NET INCOME	$ 1,500	$ 26	$ (38)		$ 1,488

Earning per common share:
Basic	$ 0.34	N/A			$ 0.31
Diluted	0.34	N/A			0.30
Weighted average number of shares outstanding:
Basic	4,371,380	N/A			4,802,113
Diluted	4,442,363	N/A			4,873,096

See notes to the unaudited pro forma condensed combined financial statements.

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RIVERVIEW BANCORP, INC.
TODAY'S BANCORP, INC.
Unaudited Pro Forma Condensed Combined Statements of Income
(In thousands, except share data)

	Three Months Ended
	06/30/02	03/31/02
	Riverview	Today's	Pro Forma		Combined
	Bancorp, Inc.	Bancorp, Inc.	Adjustments		Entities
INTEREST INCOME
Interest and fees on loans receivable	$ 5,913	$ 1,337	$ (141)	(6)	$ 7,109
Interest on investment securities	28	77	-		105
Interest on mortgage-backed securities	449	38	-		487
Other interest and dividends	390	15	(20)	(6)	385
Total interest income	6,780	1,467	(161)		8,086

INTEREST EXPENSE
Interest on deposits	1,594	686	(180)	(6)	2,100
Interest on borrowings	1,130	4	-		1,134
Total interest expense	2,724	690	(180)		3,234
Net interest income	4,056	777	19		4,852
Less provision for loan losses	245	99	-		344
Net interest income after
provision for loan losses	3,811	678	19		4,508

NON-INTEREST INCOME
Fees and service charges	928	47	-		975
Asset management fees	192	-	-		192
Gain on sale of loans held for sale	349	-	-		349
Gain on sale of other real estate owned	20	-	-		20
Loan servicing expense	(100)	-	-		(100)
Other	21	-	-		21
Total non-interest income	1,410	47	-		1,457

NON-INTEREST EXPENSE
Salaries and employee benefits	2,034	336	-		2,370
Occupancy and depreciation	592	129	-		721
Data processing	210	35	-		245
Amortization of core deposit intangible	82	-	39	(9)	121
Marketing expense	189	54	-		243
FDIC insurance premium	11	4	-		15
State and local taxes	90	22	-		112
Telecommunications	44	12	-		56
Professional fees	118	24	-		142
Other	322	77	-		399
Total non-interest expense	3,692	693	39		4,424

INCOME BEFORE FEDERAL INCOME TAXES	1,529	32	(20)		1,541

PROVISION FOR FEDERAL INCOME TAXES	457	11	(7)	(7)	461

NET INCOME	$ 1,072	$ 21	$ (13)		$ 1,080

Earning per common share:
Basic	$ 0.24	N/A			$ 0.22
Diluted	0.24	N/A			0.22
Weighted average number of shares outstanding:
Basic	4,440,426	N/A			4,871,159
Diluted	4,486,182	N/A			4,916,915

See notes to the unaudited pro forma condensed combined financial statements.

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RIVERVIEW BANCORP, INC.
TODAY'S BANCORP, INC.
Notes to Unaudited Pro Forma Condensed
Combined Financial Statements

1.     Basis of Presentation

       The unaudited pro forma condensed combined balance sheet as of June 30, 2003 has been prepared as if the merger had been consummated on that date. The unaudited pro forma condensed combined statements of income for Riverview for the three months ended June 30, 2003 and 2002 and for Today's Bancorp, Inc. for the three months ended March 31, 2003 and 2002 were prepared as if the merger had been consummated on April 1, 2002.

       The unaudited pro forma condensed combined financial statements are based on historical financial statements of Riverview Bancorp, Inc. and Today's Bancorp, Inc. after giving effect to the merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

       Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are summarized as follows:

Estimated fair values - Estimated fair values for securities, loans and deposits were obtained from appropriate valuation methodologies and market information used in accordance with Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Values of Financial Instruments.

The resulting premium on loans for purposes of these pro forma financial statements is being amortized to interest income using an accelerated method over the weighted lives of 2.2 years which approximate a constant yield to maturity. The premium on deposits will be amortized using an accelerated method over a weighted average life of 1.7 years to interest income which approximate a constant yield to maturity. A core deposit intangible analysis was performed that concluded there was $820,000 in core deposit intangible created as a result of the merger and is being amortized to interest expense using an accelerated amortization method that approximates a constant yield to maturity.

       No earnings per share are presented for Today's Bancorp, Inc. per SFAS No. 128, Earnings per Share.

2.     Acquisition Cost

       The cost to acquire Today's Bancorp, Inc. is 1,158,679 shares of Today's Bancorp, Inc. common stock (plus all options at a cost of $259,981 and warrants at a cost of $552,348 to purchase Today's Bancorp, Inc. common stock were cashed out at their respective strike prices prior to completion of the merger) multiplied by the per share price of $13.6361. These shares will be exchanged for 55% cash and 45% of Riverview Bancorp, Inc. common stock subject to a reverse split of 0.8261.

(In thousands)
Cash consideration is made up of:
55% of the 1,158,679 shares of Today's common stock at $13.6361 per share	$ 8,690
Options cost of $259,981, warrants cost of $552,348 and cash for fractional shares of $5,068	817

Stock consideration is the issuance of Riverview Bancorp, Inc. common stock for 45%
of 1,158,679 shares of Today's common stock subject to a reverse split of 0.8261 times the
average closing price of Riverview common stock during the measurement period which was $16.5066.	7,110

Total stock and cash consideration for Today's Bancorp, Inc. shares	16,617

Acquisition costs
Riverview:
Transaction costs	351

Total acquisition cost	$ 16,968

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3.     Purchase accounting adjustments recorded for the merger were as follows (in thousands):

Today's Bancorp, Inc. net assets at historical cost at March 31, 2003	$ 8,737

Fair value adjustments:
Core deposit intangible	820
Loan receivable, net	922
Deposits	(1,015)
Write-off fixed assets	(101)
Sub-total net fair value adjustments	626
Tax effect of fair value adjustments	(200)
Net assets acquired	$ 9,163

4.     Excess of cost over fair value of net assets acquired for the merger was calculated as follows (in thousands):

Total cost	$ 16,968
Net assets acquired	(9,163)

Total excess of cost over fair value of net assets acquired from the merger	$ 7,805

5.     Purchase accounting adjustment to eliminate Today's Bancorp, Inc. stockholders'
         equity accounts (in thousands):                                                                                                              $     8,737

6.     Pro forma adjustments to interest income and interest expense were calculated for the merger as follows (in thousands):

	For the Three	For the Three
	Months Ended	Months Ended
	June 30, 2002	June 30, 2003
Reduction in interest income for cash utilized to purchase
Today's Bancorp Inc. common stock (based on average annual
rate of 0.80%)	$ 20	$ 20

Amortization of fair value adjustment on loans acquired (2.2 yrs)	141	77
	161	97

Amortization of fair value adjustment of deposits acquired (1.7 years)	(180)	(74)

Total net adjustments to interest income	$ (19)	$ 23

7.     Income tax expense was calculated using Riverview Bancorp, Inc. effective tax rate of 32%.

8.     Basic earnings per common share for the three months ended June 30, 2003 and 2002 is calculated by dividing net income by the average number of common shares outstanding. Diluted earnings per common share is calculated using the same method as basic earning per common share, but reflects potential dilution of common share equivalents. Basic and diluted weighted average number of common stock and common stock equivalents utilized for the calculation of earnings per share for the periods presented were calculated using Riverview Bancorp, Inc. historical weighted average common stock and common stock equivalents plus 430,733 shares issued to Today's Bancorp, Inc. stockholders under the terms of the merger.

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9.     The following table summarizes the estimated impact of the amortization and the accretion of the purchase accounting adjustments made in connection with the merger on Riverview Bancorp, Inc. results of operations (in thousands):

Projected Future
Amounts For the	Core Deposit	Net	Net Decrease
Fiscal Years Ended	Intangible	(Accretion)	In Income
March 31,	Amortization	Amortization	Before taxes

2002	$ 155	$ (156)	$ (1)
2003	130	11	141
2004	109	52	161
2005	92	-	92
2006	78	-	78
2007 and thereafter	256	-	256
	$ 820	$ (93)	$ 727

       Core deposit intangible is amortized on an accelerated basis over 10 years. The estimated amortization for the three months ended June 30, 2002 and 2003 is $39 and $33, respectively.

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     (c)       Exhibits.

Exhibit	Description

2	Agreement and Plan of Merger dated February 5, 2003 by and among Riverview Bancorp, Inc., Riverview Community Bank, Today's Bancorp, Inc. and Today's Bank. (Incorporated by reference to Riverview Bancorp, Inc.'s Current Report on Form 8-K filed on February 6, 2003.)

23	Consent of Moss Adams LLP.

99	Press Release dated July 18, 2003. (Filed as an exhibit to Riverview Bancorp, Inc.'s Current Report on Form 8-K filed on July 28, 2003.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: September 12, 2003	By: /s/ Patrick Sheaffer
Patrick Sheaffer Chairman and Chief Executive Officer

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Exhibit 23

Consent of Moss Adams LLP

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CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Current Report on Form 8-K/A of Riverview Bancorp, Inc. of our report dated February 28, 2003, on the consolidated balance sheets of Today's Bancorp, Inc. and Subsidiary as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2002, which appears in the Registration Statement on Form S-4 of Riverview Bancorp, Inc. (File No. 333-104538).

/s/ Moss Adams LLP

Portland, Oregon
September 12, 2003